UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of GS Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


     On March 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on March 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GS Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  March 28, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on March 25, 2003



                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    March 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1       115,000,000.00   115,000,000.00    3,119,291.93    410,070.83     3,529,362.76    0.00        0.00      111,880,708.07
A1_2       116,895,000.00   116,895,000.00   12,124,470.75    152,651.88    12,277,122.63    0.00        0.00      104,770,529.25
A1_3       330,102,000.00   330,102,000.00            0.00  1,188,367.20     1,188,367.20    0.00        0.00      330,102,000.00
A2          62,131,000.00    62,131,000.00      563,379.84    238,317.30       801,697.14    0.00        0.00       61,567,620.16
B1           6,427,000.00     6,427,000.00        6,639.04     26,063.35        32,702.39    0.00        0.00        6,420,360.96
B2           5,785,000.00     5,785,000.00        5,975.86     24,178.16        30,154.02    0.00        0.00        5,779,024.14
B3           2,571,000.00     2,571,000.00        2,655.82     11,004.63        13,660.45    0.00        0.00        2,568,344.18
B4           1,286,000.00     1,286,000.00        1,328.43      5,504.45         6,832.88    0.00        0.00        1,284,671.57
B5           1,285,000.00     1,285,000.00        1,327.40      5,500.17         6,827.57    0.00        0.00        1,283,672.60
B6           1,287,370.00     1,287,370.00        1,329.84      5,510.32         6,840.16    0.00        0.00        1,286,040.16
R                  100.00           100.00          100.00          0.43           100.43    0.00        0.00                0.00
TOTALS     642,769,470.00   642,769,470.00   15,826,498.91  2,067,168.72    17,893,667.63    0.00        0.00      626,942,971.09

X1         561,997,000.00   561,997,000.00            0.00    647,414.22       647,414.22    0.00        0.00      546,753,237.32
X2          62,131,000.00    62,131,000.00            0.00     36,657.29        36,657.29    0.00        0.00       61,567,620.16
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1     36229RJF7    1,000.00000000     27.12427765    3.56583330      30.69011096     972.87572235        A1_1    4.279000 %
A1_2     36229RJG5    1,000.00000000    103.72103811    1.30588887     105.02692699     896.27896189        A1_2    1.679000 %
A1_3     36229RJH3    1,000.00000000      0.00000000    3.60000000       3.60000000   1,000.00000000        A1_3    4.320000 %
A2       36229RJJ9    1,000.00000000      9.06761262    3.83572291      12.90333553     990.93238738        A2      4.602867 %
B1       36229RJK6    1,000.00000000      1.03299206    4.05529018       5.08828225     998.96700794        B1      4.866349 %
B2       36229RJL4    1,000.00000000      1.03299222    4.17945722       5.21244944     998.96700778        B2      5.015349 %
B3       36229RJM2    1,000.00000000      1.03299105    4.28029172       5.31328277     998.96700895        B3      5.136349 %
B4       36228FMH6    1,000.00000000      1.03299378    4.28028771       5.31328149     998.96700622        B4      5.136349 %
B5       36228FMJ2    1,000.00000000      1.03299611    4.28028794       5.31328405     998.96700389        B5      5.136349 %
B6       36228FMK9    1,000.00000000      1.03298974    4.28029238       5.31328212     998.96701026        B6      5.136349 %
R        36228FML7    1,000.00000000  1,000.00000000    4.30000000   1,004.30000000       0.00000000        R       5.155000 %
TOTALS                1,000.00000000     24.62235630    3.21603439      27.83839069     975.37764370

X1       36229RJN0    1,000.00000000      0.00000000    1.15198875       1.15198875     972.87572233        X1      1.382386 %
X2       36229RJP5    1,000.00000000      0.00000000    0.59000000       0.59000000     990.93238738        X2      0.708000 %
-----------------------------------------------------------------------------------------------------  ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                      563,519,724.51
                                        Pool 2 Mortgage Loans                                                       63,423,247.54

Sec. 4.01(c)    Available Distribution                                                                              18,577,739.21
                                        Principal Distribution Amount                                                  664,013.57
                                        Principal Prepayment Amount                                                 15,162,485.35

Sec. 4.01(d)    Prepayments By Group
                                        Group 1 Prepayments                                                         14,612,463.33
                                        Group 2 Prepayments                                                            550,022.02

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1                                                                   2,990,110.77
                                        Class A1-2                                                                  11,622,352.56
                                        Class A1-3                                                                           0.00
                                        Class A2                                                                       550,022.02
                                        Class B1                                                                             0.00
                                        Class B2                                                                             0.00
                                        Class B3                                                                             0.00
                                        Class B4                                                                             0.00
                                        Class B5                                                                             0.00
                                        Class B6                                                                             0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                       410,070.83
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                       152,651.88
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                     1,188,367.20
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                       238,317.30
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                       647,414.22
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                        36,657.29
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                        26,063.35
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                        24,178.16
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                        11,004.63
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                         5,504.45
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                         5,500.17
                                                              Accrued and Paid from Prior Months                             0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                         5,510.32
                                                              Accrued and Paid from Prior Months                             0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                              191,231.02
                                        Trustee Fee Paid                                                                 1,339.10

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                              0.00
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                                      0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                              0.00
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                                      0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                1,310
                                        Balance of Outstanding Mortgage Loans                                      626,942,972.05

Sec. 4.01(l)        Number and Balance of Delinquent Loans
                     Group Totals
                                                               Principal
                     Period                Number                Balance              Percentage
                    30-59 days                      0                     0.00                  0.00 %
                    60-89 days                      0                     0.00                  0.00 %
                    90+days                         0                     0.00                  0.00 %
                     Total                          0                     0.00                  0.00 %


Sec. 4.01(l)        Number and Balance of REO Loans
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00 %


Sec. 4.01(l)        Number and Balance of Loans in Bankruptcy
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00 %


Sec. 4.01(m)        Number and Balance of Loans in Foreclosure
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00 %


Sec. 4.01(o)          Aggregate Principal Payment
                                            Scheduled Principal                                          664,013.31
                                            Payoffs                                                   14,622,743.87
                                            Prepayments                                                  539,741.48
                                            Liquidation Proceeds                                               0.00
                                            Condemnation Proceeds                                              0.00
                                            Insurance Proceeds                                                 0.00
                                            Realized Losses                                                    0.00

                                            Realized Losses Group 1                                            0.00
                                            Realized Losses Group 2                                            0.00
                                            Realized Gains                                                     0.00

Sec. 4.01(p)          Aggregate Amount of Mortgage Loans Repurchased                                           0.00

Sec. 4.01(q)          Aggregate Amount of Shortfall Allocated for Current Period
                                            Class A1                                                           0.00
                                            Class A2a                                                          0.00
                                            Class A2b                                                          0.00
                                            Class A2c                                                          0.00
                                            Class X1                                                           0.00
                                            Class X2                                                           0.00
                                            Class B1                                                           0.00
                                            Class B2                                                           0.00
                                            Class B3                                                           0.00
                                            Class B4                                                           0.00
                                            Class B5                                                           0.00
                                            Class B6                                                           0.00

Sec. 4.01(s) Group I
                      Senior Percentage                                                                 97.100000 %
                      Senior Prepayment Percentage                                                     100.000000 %
                      Subordinate Percentage                                                             2.900000 %
                      Subordinate Prepayment Percentage                                                  0.000000 %

Sec. 4.01(s) Group II
                        Senior Percentage                                                                 97.100000 %
                        Senior Prepayment Percentage                                                     100.000000 %
                        Subordinate Percentage                                                             2.900000 %
                        Subordinate Prepayment Percentage                                                  0.000000 %

Aggregate
                        Beginning Balance                                                              642,769,470.00
                        Ending Balance                                                                 626,942,971.08
                        Net Wac                                                                               5.13635
                        Weighted Average Maturity                                                              356.00
Groups
                        Net Wac Group 1                                                                       5.11706
                        Net Wac Group 2                                                                       5.31087

                        Wam Group 1                                                                            356.00
                        Wam Group 2                                                                            356.00

                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.